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                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                         SUPPLEMENT DATED MAY 1, 2011
                                      TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.

We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.

The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of the Metropolitan Series Fund, Inc. A current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

EXPENSE TABLE

The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. which may impose a redemption fee in the future. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.

PORTFOLIO FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2010
(as a percentage of average daily net assets)

                                                                                                     NET
                                       DISTRIBUTION           ACQUIRED    TOTAL   CONTRACTUAL FEE   TOTAL
                                          AND/OR              FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                           MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
PORTFOLIO                     FEE          FEES      EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
---------                  ---------- -------------- -------- --------- --------- --------------- ---------
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
 MetLife Stock Index
   Portfolio..............    0.25%         --         0.02%     --       0.27%        0.01%        0.26%/1/

Acquired Fund Fees and Expense are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

Net Total Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
-----------
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.


                                      1                      SUPP-VAFUNDI-05-11

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The following table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Contract.

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO FUND OPERATING EXPENSES

                                                                                 MINIMUM MAXIMUM
                                                                                 ------- -------

Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses).................  0.27%   0.27%

THE PORTFOLIO

                                                      INVESTMENT
PORTFOLIO                  INVESTMENT OBJECTIVE       ADVISER/SUBADVISER
---------                  --------------------       ------------------

METROPOLITAN SERIES FUND,
  INC. -- CLASS A

MetLife Stock Index        Seeks to equal the         MetLife Advisers,
  Portfolio                performance of the         LLC Subadviser: MetLife
                           Standard & Poor's 500(R)   Investment Advisors
                           Composite Stock Price      Company, LLC
                           Index.

HIGHLIGHTS

DEATH PROCEEDS

If we are presented in good order with notification of your death before any transaction (including any transactions under automated investment or withdrawal strategies) is completed, we will cancel the request. We will pay to the beneficiary the contract's death proceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (whichever is later).

ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun (this requirement may be changed by us).

FEDERAL INCOME TAX STATUS

DISTRIBUTIONS FROM THE CONTRACT

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contractholder has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions (after separation from service, for 401(a) and 403(b) plans), for life or life expectancy, or unless the distribution follows the death or disability of the Contractholder. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For Required Minimum Distributions ("RMD") following the death of the Contractholder or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contractholder died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.


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DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Recently enacted legislation allows
(but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

NON-QUALIFIED ANNUITY CONTRACTS. If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a Beneficiary under the Contract will generally, eliminate the Beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Contract and the living (if any) and/or death benefits. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT). Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your contract to a payout option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your Contract.

OTHER TAX CONSIDERATIONS

PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

             1095 Avenue of the                    (800) 777-5897
               Americas
             New York, NY 10166


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